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[LOGO]                                               Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
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                            Computational Materials

                  Delta Funding Home Equity Loan Trust 2000-3

           Home Equity Loan Asset-Backed Certificates, Series 2000-3

                              $[200,000,000] Bonds

         (Approximate; subject to variance and upsize as noted herein)

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[LOGO]                                               Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


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                                       2
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                                     Delta Funding Home Equity Loan Trust 2000-3
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Preliminary Term Sheet                         Date Prepared: September 20, 2000

       Delta Funding Home Equity Loan Trust 2000-3Home Equity Loan Asset-
                       Backed Certificates, Series 2000-3

                                     [LOGO]

                          (Class A Certificate Insurer)

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              Approx           Tranche         Certificate        WAL (Yrs)       Pymt Window              Expected Ratings (6)
Class(1)    Class Size          Type            Coupon (2)      Call/Mat (3)   (Mos) Call/Mat (3)        S&P      Moody's     Fitch
-----------------------------------------------------------------------------------------------------------------------------------
A-1F       $ 42,000,000      Fixed - Seq           TBD           1.01 / 1.01       1-22 / 1-22           AAA        Aaa        AAA
A-2F         12,000,000      Fixed - Seq           TBD           2.02 / 2.02      22-28 / 22-28          AAA        Aaa        AAA
A-3F         29,000,000      Fixed - Seq           TBD           3.04 / 3.04      28-53 / 28-53          AAA        Aaa        AAA
A-4F          8,000,000      Fixed - Seq           TBD           5.02 / 5.02      53-70 / 53-70          AAA        Aaa        AAA
A-5F         17,500,000      Fixed - Seq           TBD          8.17 / 10.58     70-107 / 70-239         AAA        Aaa        AAA
A-6F         12,000,000      Fixed - NAS           TBD           6.68 / 6.85     37-107 / 37-236         AAA        Aaa        AAA
A-1A         55,000,000     Floater - Sen          TBD           3.09 / 3.17      1-107 / 1-239          AAA        Aaa        AAA
IOF              (5)             IO                TBD               N/A               N/A               AAA        Aaa        AAA
-----------------------------------------------------------------------------------------------------------------------------------
M1            9,500,000       Fixed-Sub            TBD           5.95 / 6.54     37-107 / 37-185         AA         N/A        AA
M2            8,500,000       Fixed-Sub            TBD           5.95 / 6.45     37-107 / 37-168          A         N/A         A

-----------------------------------------------------------------------------------------------------------------------------------
B             6,500,000       Fixed-Sub            TBD                                                   BBB        N/A        BBB
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total   $   200,000,000
-----------------------------------------------------------------------------------------------------------------------------------


(1) The Class A-1F, A-2F, A-3F, A-4F, A-5F, and A-6F Certificates are backed primarily by the cash flow from a pool of fixed rate mortgage loans (the "Loan Group F Mortgage Loans"). The Class A-1A Certificates are backed primarily by the cash flows from a pool of adjustable rate mortgage loans (the "Loan Group A Mortgage Loans"). The Class M-1, Class M-2 and Class B Certificates are backed by the cash flows from both the Loan Group A and the Loan Group F Mortgage Loans. The Class Sizes are subject to a +/- 5% variance.

(2) All Certificates are subject to an available funds cap. The coupon on the Class A-5F, A-6F, M-1, M-2 and B Certificates will increase by [ ]% and the margin on the Class A-1A Certificates will double after the first date on which the Clean-up Call is exercisable.

(3)  See "Pricing Prepayment Speed" herein.

(4) The Class A-1A Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus ___ bps (__ bps after the first date on which the Clean-up Call is exercisable); (ii) [ %]; and (iii) the Loan Group A Cap.

(5) The Class IOF Certificates will not receive any principal payments, but will accrue interest on its notional balance, initially $48,800,000 and $0.00 starting month 37.

(6) The Seller contemplates only S&P and Fitch will rate the Class M-1, Class M-2 and Class B Certificates.


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                                       3
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[LOGO]                                               Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
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Seller:                       Delta Funding Corporation.

Servicer:                     Countrywide Home Loans, Inc.

Underwriter:                  Greenwich Capital Markets, Inc. (Lead Manager),
                              Countrywide Securities (Co-Manager), Lehman
                              Brothers (Co-Manger).

Trustee:                      Wells Fargo Bank Minnesota, N.A. ("Wells Fargo").

Custodian:                    Bank One, N.A. ("Bank One").

Class A Certificate Insurer:  Financial Security Assurance Corporation ("FSA,"
                              the "Insurer").

Rating Agencies:              S&P, Moody's and Fitch (Moody's rates only the
                              Class A Certificates).

Cut-off Date:                 The close of business on August 31, 2000 (for any
                              Mortgage Loan originated after the Cut-off Date, the origination date of the Mortgage Loan).

Pricing Date:                 On or about September [22], 2000.

Closing Date:                 On or about September [28], 2000.

Settlement Date:              On or about September [29], 2000, through DTC,
                              Euroclear or Clearstream, Luxembourg.

Distribution Date:            The 15th day of each month (or the next succeeding
                              business day) commencing on October 16, 2000.

Certificates Offered:         The "Senior Certificates" (or the "Class A
                              Certificates") will consist of (i) the Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F and Class IOF
                              Certificates (the "Group F Certificates") and (ii) the Class A-1A Certificates (the "Group A
                              Certificates"). The "Subordinate Certificates" will consist of the Class M-1, Class M-2 and Class
                              B Certificates. The Senior Certificates and the
                              Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued  Interest:            The Class A-1A Certificates will settle flat. The
                              price to be paid by investors for the Certificates
                              (other than the Class A-1A Certificates) will include accrued interest from September 1, 2000 up to, but not including, the Settlement Date (28 days).

Interest Accrual Period:      The interest accrual period with respect to the
                              Class A-1A Certificates for a given Distribution
                              Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                              (on an Actual/360 basis). The interest accrual period for the Certificates (other than the Class
                              A-1A Certificates) with respect to any
                              Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Federal Tax Status:           It is anticipated that the Certificates will be
                              treated as REMIC regular interests for tax purposes.

Registration:                 The Certificates will be available in book-entry
                              form through DTC, Clearstream, Luxembourg and the Euroclear system.

ERISA Eligibility:            The Senior Certificates are expected to be ERISA
                              eligible.

SMMEA Eligibility:            The Certificates will NOT constitute "mortgage
                              related securities" for purposes of SMMEA.


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                                       4
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                     Delta Funding Home Equity Loan Trust 2000-3
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Mortgage Loans:               As of the Cut-Off Date, the aggregate principal
                              balance of the Mortgage Loans described herein was approximately $165,114,774 (the "Statistic Calculation Mortgage Loans"). See attached collateral descriptions for more information. On or prior to the Closing Date, the Seller will add Mortgage Loans with an approximate aggregate principal balance of $34,885,226 to the trust.

Loan Group F
Mortgage Loans:               Approximately $117,809,870 of the Statistic
                              Calculation Mortgage Loans consists of fixed rate mortgage loans.

Loan Group A
Mortgage Loans:               Approximately $47,304,903 of the Statistic
                              Calculation Mortgage Loans consists of adjustable rate mortgage loans which adjust based on the Six-Month LIBOR index. The Statistic Calculation
                              Mortgage Loans in Loan Group A consist of approximately $402,965 of 2/28 adjustable rate mortgage loans and approximately $46,901,938 of 3/27 adjustable rate mortgage loans.

Pricing Prepayment Speed:     The Certificates were priced based on the
                              following prepayment assumptions:

                              Loan Group F Mortgage Loans: 100% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months).

                              Loan Group A Mortgage Loans: 100% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months).

Optional Termination:         The terms of the transaction allow for a clean-up
                              call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the initial aggregate principal balance of the Mortgage Loans.

Available Funds Cap:          As to any Distribution Date, (i) in the case of
                              the Class A-1F, A-2F, A-3F, A-4F, A-5F, A-6F and
                              Subordinate Certificates, the lesser of the Loan
                              Group F Cap and the Loan Group A Cap and (ii) in the case of the Class A-1A Certificates, the Loan
                              Group A Cap.

Loan Group F Cap:             As to any Distribution Date, a per annum rate
                              equal to:
                              (i)       the weighted average gross rate of the
                                        Loan Group F Mortgage Loans less
                                        servicing and trustee fee rates; minus

                              (ii) the insurer premium rate with respect to the Group F Certificates; minus

                              (iii) the certificate rate on the Class IOF Certificates multiplied by a fraction equal to:

                                        (a)       the notional balance of the
                                                  Class IOF Certificates prior
                                                  to such Distribution Date,
                                                  divided by

                                        (b)       the balance of the Loan Group
                                                  F Mortgage Loans.

Loan Group A Cap:             As to any Distribution Date, a per annum rate
                              equal to:

                              (i) the weighted average gross rate of the Loan Group A Mortgage Loans less servicing and trustee fee rates; minus


                              (ii) the insurer premium rate with respect to the Group A Certificates.

Net Rate Cap Carryover:       As to any Distribution Date and the Senior
                              Certificates (other than the Class A-1A
                              Certificates) and Subordinate Certificates, the sum of:

                              (i) the excess, if any, of interest due such Certificates (calculated without regard to the Available Funds Cap) over interest due such Certificates at a rate equal to the Available Funds Cap;


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                                       5
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                               Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
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                              (ii)      any Net Rate Cap Carryover remaining
                                        unpaid from prior Distribution Dates;
                                        and

                              (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the Available Funds Cap).

LIBOR Carryover:              As to any Distribution Date and the Class A-1A
                              Certificates, the sum of:

                              (i) the excess, if any, of interest due such Certificates (calculated without regard to the Available Funds Cap, but giving effect to the hard cap of [14%]) over interest due such Certificates at a rate equal to the Available Funds Cap;

                              (ii) any LIBOR Carryover remaining unpaid from prior Distribution Dates; and

                              (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the Available Funds Cap, but giving effect to the hard cap of [14 %]);

Credit Enhancement:           Credit enhancement for the Certificates will
                              consist of (i) for the Class A Certificates only, a Monoline Insurance Policy (the "Policy"), (ii)
                              Excess Interest Collections (defined below), (iii) overcollateralization and (iv) the subordination of Certificates with lower payment priorities.

Credit Enhancement Percentages:

                                                             Target Credit Enh.
                        Initial Credit Enh.                 After Stepdown Date
                       Rating         Percent               Rating      Percent
                       ------         -------               ------      -------

                         AAA           12.25%                AAA         29.00%
                         AA             7.50%                AA          19.50%
                          A             3.25%                A           11.00%
                         BBB            0.00%                BBB          4.50%

Insurance Policy:             The Policy will guarantee the timely payment of
                              interest and ultimate payment of principal on the Class A Certificates. The Policy does not cover the payment of any LIBOR Carryover or Net Rate Cap
                              Carryover and does not cover the Class M-1, Class
                              M-2 or Class B Certificates.

Excess Interest Collections:  For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates; (ii) the servicing and trustee fees paid in respect of the Mortgage Loans; (iii) the insurer premium paid and any unreimbursed draws on the Policy.

Overcollateralization
Amount: Beginning month 4, the Certificateholders will be entitled to receive distributions of Excess Interest Collections as principal until the Overcollateralization Amount equals the Required Overcollateralization Amount. This distribution of interest as principal will have the effect of accelerating the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization Amount will be the amount by which the balance of the Mortgage Loans (the "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal Balance"). On any Distribution Date, after the third Distribution Date, on which the Mortgage Loan Balance does not exceed the Certificate Principal Balance by the Required Overcollateralization Amount, Excess Interest Collections will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

Required Overcollateralization
Amount: On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

                              (i) prior to the Stepdown Date, 2.25% of the initial balance of the Certificates.


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                                       6
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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[LOGO]                                               Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
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                              (ii)      on or after the Stepdown Date, the
                                        greater of:

                                        (a) the lesser of:

                                           (x) 2.25% of the initial balance
                                               of the Certificates; and

                                           (y) 4.50% of the current balance
                                               of the Mortgage Loans;

                                        (b) 0.50% of the initial balance
                                            of the Certificates (the "OC
                                            Floor").

                              On any Distribution Date on which a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to [2.25% of the initial aggregate principal balance of the Certificates].

                              On any Distribution Date on which a Delinquency Event has occurred, the Required
                              Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution date.

Cumulative Loss Event:        The occurrence of certain rates of cumulative
                              losses during certain periods of time as specified in the Pooling and Servicing Agreement.


Delinquency Event:            The three-month rolling average of the percentage
                              of Mortgage Loans 60+ days delinquent exceeds 50% of the percentage equal to the credit enhancement provided to the Senior Certificates.

Stepdown Date:                The later to occur of:
                              (i)       the earlier to occur of
                                        (a) the Distribution Date
                                            occurring in October 2003; and
                                        (b) the Distribution Date on which
                                            the aggregate balance of the
                                            Senior Certificates is reduced
                                            to zero; and
                              (ii)      the first Distribution Date on which the
                                        credit enhancement provided to the
                                        Senior Certificates is at least equal to 29.00%.

Subordination
Increase Amount:              As to any Distribution Date, the lesser of the
                              Subordination Deficiency and Excess Interest
                              Collections.

Subordination Deficiency:     As to any Distribution Date, the excess, if any,
                              of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:             As to any Distribution Date, the lesser of (i) the
                              principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required
                              Overcollateralization Amount (assuming 100% of the distribution of principal payments received on the Mortgage Loans is distributed to the Certificates).

Priority of Distributions:    Available Funds for each Loan Group will be
                              distributed in the following order of priority, in each case, to the extent of funds remaining:

                              A.        Loan Group F:

                                        1)        To the Custodian and Trustee,
                                                  the related fees and to the
                                                  Insurer, the premium payable
                                                  on the Group F Certificates;

                                        2)        To the Group F Certificates,
                                                  the related interest due;

                                        3)        The remaining amount pursuant
                                                  to clause C. below.


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                                       7
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                     Delta Funding Home Equity Loan Trust 2000-3
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                              B.        Loan Group A:

                                        1)        To the Custodian and Trustee,
                                                  the related fees and to the
                                                  Insurer, the premium payable
                                                  on the Group A Certificates;

                                        2)        To the Group A Certificates,
                                                  the related interest due;

                                        3)        The remaining amount pursuant
                                                  to clause C. below.

                              C.        Remaining Amounts:

                                        1)        To the Senior Certificates,
                                                  the related interest due to
                                                  the extent not paid pursuant
                                                  to clauses A. and B. above;

                                        2)        Sequentially to the Class M-1,
                                                  Class M-2 and Class B
                                                  Certificates, the related
                                                  interest due;

                                        3)        To the Senior Certificates,
                                                  the Senior Principal
                                                  Distribution Amount for such
                                                  Distribution Date, excluding
                                                  any Subordination Increase
                                                  Amount, pursuant to "Senior
                                                  Certificate Principal
                                                  Priorities" below;

                                        4)        To the Insurer, any
                                                  reimbursement amounts due for
                                                  prior draws on the Policy;

                                        5)        Sequentially to the Class M-1,
                                                  Class M-2 and Class B
                                                  Certificates, the related
                                                  principal distribution amount
                                                  due, excluding any
                                                  Subordination Increase
                                                  Amounts;

                                        6)        To the Certificates, the
                                                  related Subordination Increase
                                                  Amount, distributed as in
                                                  priorities 3 and 5 above;

                                        7)        Sequentially to the Class M-1,
                                                  Class M-2 and Class B
                                                  Certificates, any interest and
                                                  principal shortfalls;

                                        8)        To the Class A-1A
                                                  Certificates, any LIBOR
                                                  Carryover amounts;

                                        9)        Sequentially, (i)
                                                  concurrently, to the Class
                                                  A-1F, A-2F, A-3F, A-4F, A-5F
                                                  and A-6F, and (ii)
                                                  sequentially, to the Class
                                                  M-1, Class M-2 and Class B
                                                  Certificates, in that order,
                                                  the related Net Rate Cap
                                                  Carryover;

                                        10)       To the Trustee, reimbursement
                                                  for any expenses incurred by a
                                                  servicing transfer related to
                                                  the resignation or termination
                                                  of the Servicer;

                                        11)       To the residual certificates,
                                                  any remaining amounts.


Senior Certificate
Principal Priorities:

                              (A) To the Group F Certificates, the Group F Principal Distribution Amount will be distributed in the following order of priority:

                                        1)        to Class A-6F, the Class A-6F
                                                  Principal Distribution Amount
                                                  until the Class Principal
                                                  Balance thereof has been
                                                  reduced to zero;

                                        2)        sequentially, to Class A-1F,
                                                  Class A-2F, Class A-3F, Class
                                                  A-4F, Class A-5F and Class
                                                  A-6F, in that order, until
                                                  their respective class
                                                  principal balances are reduced
                                                  to zero.

                              (B) To the Class A-1A Certificates, the Group A Principal Distribution Amount, until the class principal balance thereof is reduced to zero.


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                                       8
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                               Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Principal Distribution
Amount: As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount

Senior Principal Distribution
Amount: As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event or Cumulative Loss Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate balance of the Senior Certificates.

                              As to any other Distribution Date, an amount equal to the excess, if any, of (i) the balance of the Senior Certificates prior to such Distribution Date over (ii) the lesser of (a) 29.00% of the balance of the Mortgage Loans as of the end of the related due period and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

Class AF-6 Distribution
Amount: For any Distribution Date, is equal to the product of:

                              (i) A fraction, the numerator of which is the Class AF-6 Certificate principal balance and the denominator of which is the Class A Certificate principal balance for Group F, in each case immediately prior to the Distribution Date,

                              (ii)      The Group F Principal Distribution
                                        Amount for the Distribution Date, and

                              (iii)     The applicable percentage for the
                                        Distribution Date set forth in the
                                        following table:

                                   Distribution Periods     Percentage
                                   --------------------     ----------
                                          1-36                   0%
                                         37-60                  45%
                                         61-72                  80%
                                         73-84                 100%
                                         85 and after          300%


Group A Principal
Distribution Amount:          As to any Distribution Date, the lesser of:

                              (i)       the greater of

                                        (a)       the Group A Percentage of the
                                                  Senior Principal Distribution
                                                  Amount, and

                                        (b)       the excess, if any, of the
                                                  balance of the Group A
                                                  Certificates prior to such
                                                  Distribution Date over the sum
                                                  of the balance of the Loan
                                                  Group A Mortgage Loans as of
                                                  the end of the related due
                                                  period, and

                              (ii)      the Senior Principal Distribution
                                        Amount.

Group A Percentage:           As to any Distribution Date, the percentage equal
                              to the balance of the Group A Certificates prior to such Distribution Date divided by the aggregate balance of all the Senior Certificates prior to such Distribution Date.

Group F Principal
Distribution Amount:          As to any Distribution Date, the excess of the
                              Senior Principal Distribution Amount over the
                              Group A Principal Distribution Amount.


--------------------------------------------------------------------------------
                                       9
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                               Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Allocation of Senior Principal
Distribution Amount:          The Group A Principal Distribution Amount will be
                              distributed to the Group A Certificates, while the Group F Principal Distribution Amount will be distributed to the Group F Certificates, pursuant to "Senior Certificate Principal Priorities" herein.

Allocation  of Losses:        Losses not covered by the available credit
                              enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1
                              Certificates).

Class IOF Notional
Balance Schedule:             The notional balance of the Class IOF Certificates
                              will be equal to the lesser of the balance of the Loan Group F Mortgage Loans and the balance indicated in the schedule provided below.

                                Distribution Month           Notional Balance
                                ------------------           ----------------
                                1 to 3                            $48,800,000
                                4 to 6                             46,400,000
                                7 to 9                             43,600,000
                                10 to 12                           38,400,000
                                13 to 15                           34,000,000
                                16 to 18                           29,600,000
                                19 to 21                           26,000,000
                                22 to 24                           23,000,000
                                25 to 27                           20,300,000
                                28 to 30                           17,500,000
                                31 to 33                           15,500,000
                                34 to 36                           13,800,000
                                37 and after                                0


--------------------------------------------------------------------------------
                                       10
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                               Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           Loan Group A Cap Schedule*

------------ ----------  ------------  -------------  ------------  ------------
Distribution Loan Group  Distribution  Loan Group A   Distribution  Loan Group
  Period       A Cap        Period         Cap           Period        A Cap
------------ ----------  ------------  -------------  ------------  ------------

   1          20.541%           37         13.979%         73          17.957%
   2          10.602%           38         13.528%         74          17.378%
   3          10.956%           39         13.978%         75          17.957%
   4          10.602%           40         13.526%         76          17.378%
   5          10.603%           41         13.831%         77          17.378%
   6          11.739%           42         14.788%         78          19.239%
   7          10.604%           43         14.491%         79          17.378%
   8          10.958%           44         14.973%         80          17.957%
   9          10.605%           45         14.490%         81          17.378%
   10         10.959%           46         14.973%         82          17.957%
   11         10.606%           47         14.796%         83          17.378%
   12         10.607%           48         14.801%         84          17.378%
   13         10.961%           49         15.973%         85          17.957%
   14         10.608%           50         15.458%         86          17.378%
   15         10.962%           51         15.973%         87          17.957%
   16         10.609%           52         15.458%         88          17.378%
   17         10.610%           53         15.761%         89          17.378%
   18         11.747%           54         17.449%         90          18.576%
   19         10.610%           55         16.418%         91          17.378%
   20         10.964%           56         16.965%         92          17.957%
   21         10.611%           57         16.418%         93          17.378%
   22         10.965%           58         16.965%         94          17.957%
   23         10.622%           59         16.720%         95          17.378%
   24         10.635%           60         16.720%         96          17.378%
   25         10.990%           61         17.957%         97          17.957%
   26         10.635%           62         17.378%         98          17.378%
   27         10.990%           63         17.957%         99          17.957%
   28         10.635%           64         17.378%         100         17.378%
   29         10.639%           65         17.378%         101         17.378%
   30         11.783%           66         19.239%         102         19.239%
   31         10.642%           67         17.378%         103         17.378%
   32         10.997%           68         17.957%         104         17.957%
   33         10.642%           69         17.378%         105         17.378%
   34         10.996%           70         17.957%         106         17.957%
   35         11.552%           71         17.378%         107         17.378%
   36         11.556%           72         17.378%         108         17.378%
-----------------------  ---------------------------   -------------------------

* The Loan Group A Cap is calculated assuming 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Loan Group A Mortgage Loans and is run at the pricing speed to call. Although the Loan Group A Cap may increase above [14%], the Class A-1A Certificates can only accrue interest up to [14%].


--------------------------------------------------------------------------------
                                       11
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            Delta Funding Home Equity Loan Trust, Series 2000-3
                                 CLASS A-4F
                       Price-Yield Sensitivity Report

           Settlement                                    9/29/00
           Class Balance                              $8,000,000
           Coupon                                          7.51%
           Cut-off Date                                   9/1/00
           Next Payment Date                            10/15/00
           Accrued Interest Days                              28
           Call                                               No

           FRM Prepayment Ramp                 4%-20% CPR over 12 Months
           ARM Prepayment Ramp                 4%-35% CPR over 30 Months


------------------------------------------------------------------------------------------------------
Flat
Price             0% PPC     50% PPC    75% PPC    100% PPC   125% PPC   150% PPC   175% PPC  200% PPC
------------------------------------------------------------------------------------------------------
   100-00         7.603      7.589      7.574      7.556      7.538      7.507      7.491     7.475
 WAL (yr)         27.29      11.52      7.28       5.02       3.84       2.74       2.40      2.13
 MDUR (yr)        11.22      7.43       5.39       4.03       3.21       2.39       2.11      1.90
 First Prin Pay   6/15/27    9/15/10    9/15/06    2/15/05    1/15/04    4/15/03    1/15/03   10/15/02
 Last Prin Pay    7/15/28    11/15/13   10/15/09   7/15/06    2/15/05    8/15/03    4/15/03   1/15/03
------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                  Maturity and Last Principal Pay Dates may be
                 distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

             Delta Funding Home Equity Loan Trust, Series 2000-3
                                  CLASS A-5F
                        Price-Yield Sensitivity Report

            Settlement                                    9/29/00
            Class Balance                             $17,500,000
            Coupon                                          7.91%
            Cut-off Date                                   9/1/00
            Next Payment Date                            10/15/00
            Accrued Interest Days                              28
            Call                                              Yes

            FRM Prepayment Ramp                 4%-20% CPR over 12 Months
            ARM Prepayment Ramp                 4%-35% CPR over 30 Months


----------------------------------------------------------------------------------------------------------------
Flat
Price            0% PPC      50% PPC     75% PPC      100% PPC    125% PPC     150% PPC    175% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------
   100-00        8.013       8.006       7.999        7.988       7.976        7.961       7.935       7.904
 WAL (yr)        28.58       15.65       11.18        8.17        6.15         4.76        3.44        2.55
 MDUR (yr)       10.94       8.65        7.14         5.77        4.67         3.80        2.88        2.23
 First Prin Pay  7/15/28     11/15/13    10/15/09     7/15/06     2/15/05      8/15/03     4/15/03     1/15/03
 Last Prin Pay   7/15/29     12/15/16    5/15/12      8/15/09     11/15/07     8/15/06     9/15/05     8/15/03
----------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                  Maturity and Last Principal Pay Dates may be
                 distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

              Delta Funding Home Equity Loan Trust, Series 2000-3
                                  CLASS A-5F
                        Price-Yield Sensitivity Report

            Settlement                                    09/29/00
            Class Balance                              $17,500,000
            Coupon                                          7.910%
            Cut-off Date                                  09/01/00
            Next Payment Date                             10/15/00
            Accrued Interest Days                               28
            Call                                                No

            FRM Prepayment Ramp                  4%-20% CPR over 12 Months
            ARM Prepayment Ramp                  4%-35% CPR over 30 Months

---------------------------------------------------------------------------------------------------------------------------
      Flat
      Price             0% PPC      50% PPC      75% PPC      100% PPC     125% PPC      150% PPC    175% PPC     200% PPC
---------------------------------------------------------------------------------------------------------------------------
   100-00                8.015        8.047        8.061         8.067        8.060         8.031       7.966        7.904
 WAL (yr)                28.88        19.03        14.21         10.58         7.90          5.77        3.72         2.55
 MDUR (yr)               10.97         9.35         8.05          6.71         5.46          4.31        3.03         2.23
 First Prin Pay       07/15/28     11/15/13     10/15/09      07/15/06     02/15/05      08/15/03    04/15/03     01/15/03
 Last Prin Pay        07/15/30     01/15/29     05/15/25      08/15/20     11/15/16      03/15/14    02/15/12     08/15/03
---------------------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                    Maturity and Last Principal Pay Dates may
                be distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

            Delta Funding Home Equity Loan Trust, Series 2000-3
                                 CLASS A-6F
                       Price-Yield Sensitivity Report

              Settlement                                9/29/00
              Class Balance                         $12,000,000
              Coupon                                      7.52%
              Cut-off Date                               9/1/00
              Next Payment Date                        10/15/00
              Accrued Interest Days                          28
              Call                                          Yes

              FRM Prepayment Ramp              4%-20% CPR over 12 Months
              ARM Prepayment Ramp              4%-35% CPR over 30 Months

------------------------------------------------------------------------------------------------------------------------
Flat

Price             0% PPC       50% PPC       75% PPC       100% PPC      125% PPC     150% PPC     175% PPC     200% PPC
------------------------------------------------------------------------------------------------------------------------
   100-00         7.603        7.587         7.583         7.580         7.577        7.572        7.565        7.553
 WAL (yr)         14.34        7.98          7.21          6.68          6.16         5.51         4.90         4.09
 MDUR (yr)        8.12         5.63          5.27          5.00          4.72         4.34         3.95         3.39
 First Prin Pay   10/15/03     10/15/03      10/15/03      10/15/03      1/15/04      6/15/04      11/15/04     8/15/03
 Last Prin Pay    7/15/29      12/15/16      5/15/12       8/15/09       11/15/07     8/15/06      9/15/05      1/15/05
------------------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                  Maturity and Last Principal Pay Dates may be
                 distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

                     Delta Home Equity Loan Trust, Series 2000-3
                                      CLASS A-6F
                            Price-Yield Sensitivity Report

            Settlement                                          09/29/00
            Class Balance                                    $12,000,000
            Coupon                                                7.520%
            Cut-off Date                                        09/01/00
            Next Payment Date                                   10/15/00
            Accrued Interest Days                                     28
            Call                                                      No

            FRM Prepayment Ramp                      4%-20% CPR over 12 Months
            ARM Prepayment Ramp                      4%-35% CPR over 30 Months

--------------------------------------------------------------------------------------------------------------
     Flat
     Price          0% PPC     50% PPC     75% PPC    100% PPC    125% PPC    150% PPC    175% PPC   200% PPC
--------------------------------------------------------------------------------------------------------------
  100-00             7.603       7.588       7.586       7.589       7.606       7.643       7.689      7.702
WAL (yr)             14.34        8.01        7.28        6.85        6.64        6.59        6.68       5.88
MDUR (yr)             8.12        5.64        5.29        5.08        4.98        4.96        5.01       4.51
First Prin Pay    10/15/03    10/15/03    10/15/03    10/15/03    01/15/04    06/15/04    11/15/04   08/15/03
Last Prin Pay     05/15/30    11/15/28    03/15/25    05/15/20    09/15/16    01/15/14    12/15/11   06/15/10
--------------------------------------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                         Maturity and Last Principal Pay
           Dates may be distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

            Delta Funding Home Equity Loan Trust, Series 2000-3
                                 CLASS A-1A
                        Price-DM Sensitivity Report

               Settlement                               9/29/00
               Class Balance                        $55,000,000
               Pass-Thru Margin                           0.25%
               Accrued Date                             9/28/00
               Next Payment Date                       10/15/00
               Accrued Interest Days                          1
               Call                                         Yes

               FRM Prepayment Ramp              4%-20% CPR over 12 Months
               ARM Prepayment Ramp              4%-35% CPR over 30 Months

--------------------------------------------------------------------------------------------------------------------
Flat
Price              0% PPC       50% PPC      75% PPC     100% PPC     125% PPC    150% PPC     175% PPC    200% PPC
--------------------------------------------------------------------------------------------------------------------
   100-00          0.250        0.250        0.250       0.250        0.250       0.250        0.250       0.250
 WAL (yr)          18.44        5.65         3.98        3.09         2.54        2.16         1.89        1.66
 MDUR (yr)         9.29         4.12         3.15        2.57         2.17        1.88         1.67        1.49
 First Prin Pay    10/15/00     10/15/00     10/15/00    10/15/00     10/15/00    10/15/00     10/15/00    10/15/00
 Last Prin Pay     7/15/29      12/15/16     5/15/12     8/15/09      11/15/07    8/15/06      9/15/05     1/15/05
--------------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                  Maturity and Last Principal Pay Dates may be
                 distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

             Delta Funding Home Equity Loan Trust, Series 2000-3

                                  CLASS A-1A

                         Price-DM Sensitivity Report

            Settlement                                     9/29/00
            Class Balance                              $55,000,000
            Pass-Thru Margin                                 0.25%
            Accrued Date                                   9/28/00
            Next Payment Date                             10/15/00
            Accrued Interest Days                                1
            Call                                                No

            FRM Prepayment Ramp                 4%-20% CPR over 12 Months
            ARM Prepayment Ramp                 4%-35% CPR over 30 Months


------------------------------------------------------------------------------------------------------------------------
Flat
Price             0% PPC       50% PPC       75% PPC      100% PPC     125% PPC      150% PPC     175% PPC     200% PPC
------------------------------------------------------------------------------------------------------------------------
   100-00         0.250        0.253         0.253        0.253        0.253         0.253        0.253        0.254
 WAL (yr)         18.48        5.83          4.09         3.17         2.59          2.20         1.92         1.70
 MDUR (yr)        9.30         4.17          3.20         2.60         2.20          1.91         1.69         1.51
 First Prin Pay   10/15/00     10/15/00      10/15/00     10/15/00     10/15/00      10/15/00     10/15/00     10/15/00
 Last Prin Pay    7/15/30      1/15/29       5/15/25      8/15/20      11/15/16      3/15/14      2/15/12      6/15/10
------------------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                    Maturity and Last Principal Pay Dates may
                be distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

            Delta Funding Home Equity Loan Trust, Series 2000-3
                                 CLASS M-1
                       Price-Yield Sensitivity Report

              Settlement                                9/29/00
              Class Balance                          $9,500,000
              Coupon                                      7.91%
              Cut-off Date                               9/1/00
              Next Payment Date                        10/15/00
              Accrued Interest Days                          28
              Call                                          Yes

              FRM Prepayment Ramp               4%-20% CPR over 12 Months
              ARM Prepayment Ramp               4%-35% CPR over 30 Months


----------------------------------------------------------------------------------------------------------------
Flat
Price             0% PPC       50% PPC     75% PPC     100% PPC    125% PPC    150% PPC    175% PPC    200% PPC
----------------------------------------------------------------------------------------------------------------
     98-09        8.175        8.250       8.303       8.359       8.413       8.452       8.475       8.474
 WAL (yr)         26.53        10.93       7.77        5.95        4.87        4.26        3.98        3.98
 MDUR (yr)        10.57        6.78        5.41        4.44        3.81        3.44        3.26        3.27
 First Prin Pay   1/15/23      4/15/06     9/15/04     10/15/03    11/15/03    1/15/04     2/15/04     5/15/04
 Last Prin Pay    7/15/29      12/15/16    5/15/12     8/15/09     11/15/07    8/15/06     9/15/05     1/15/05
----------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                  Maturity and Last Principal Pay Dates may be
                 distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

            Delta Funding Home Equity Loan Trust, Series 2000-3
                                 CLASS M-1
                      Price-Yield Sensitivity Report

             Settlement                                 9/29/00
             Class Balance                           $9,500,000
             Coupon                                       7.91%
             Cut-off Date                                9/1/00
             Next Payment Date                         10/15/00
             Accrued Interest Days                           28
             Call                                            No

             FRM Prepayment Ramp               4%-20% CPR over 12 Months
             ARM Prepayment Ramp               4%-35% CPR over 30 Months

-----------------------------------------------------------------------------------------------------------
Flat
Price             0% PPC      50% PPC     75% PPC     100% PPC   125% PPC   150% PPC   175% PPC    200% PPC
-----------------------------------------------------------------------------------------------------------
     98-09        8.175       8.258       8.313       8.369      8.421      8.459      8.480       8.478
 WAL (yr)         26.63       11.83       8.51        6.54       5.35       4.66       4.32        4.26
 MDUR (yr)        10.58       6.97        5.64        4.68       4.03       3.65       3.46        3.45
 First Prin Pay   1/15/23     4/15/06     9/15/04     10/15/03   11/15/03   1/15/04    2/15/04     5/15/04
 Last Prin Pay    5/15/30     2/15/26     6/15/20     2/15/16    3/15/13    1/15/11    6/15/09     3/15/08
-----------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                  Maturity and Last Principal Pay Dates may be
                 distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

               Delta Funding Home Equity Loan Trust, Series 2000-3
                                    CLASS M-2
                         Price-Yield Sensitivity Report

            Settlement                                       9/29/00
            Class Balance                                 $8,500,000
            Coupon                                             7.91%
            Cut-off Date                                      9/1/00
            Next Payment Date                               10/15/00
            Accrued Interest Days                                 28
            Call                                                 Yes

            FRM Prepayment Ramp                   4%-20% CPR over 12 Months
            ARM Prepayment Ramp                   4%-35% CPR over 30 Months


------------------------------------------------------------------------------------------------------------------------------------
Flat
Price              0% PPC        50% PPC      75% PPC      100% PPC      125% PPC      150% PPC     175% PPC     200% PPC
------------------------------------------------------------------------------------------------------------------------------------
     95-28         8.410         8.615        8.761        8.916         9.065         9.188        9.275        9.320
 WAL (yr)          26.53         10.93        7.77         5.95          4.85          4.20         3.83         3.66
 MDUR (yr)         10.40         6.71         5.35         4.40          3.76          3.36         3.13         3.02
 First Prin Pay    1/15/23       4/15/06      9/15/04      10/15/03      10/15/03      11/15/03     12/15/03     1/15/04
 Last Prin Pay     7/15/29       12/15/16     5/15/12      8/15/09       11/15/07      8/15/06      9/15/05      1/15/05
------------------------------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

             Delta Funding Home Equity Loan Trust, Series 2000-3
                                  CLASS M-2
                       Price-Yield Sensitivity Report

            Settlement                                    9/29/00
            Class Balance                              $8,500,000
            Coupon                                          7.91%
            Cut-off Date                                   9/1/00
            Next Payment Date                            10/15/00
            Accrued Interest Days                              28
            Call                                               No

            FRM Prepayment Ramp                 4%-20% CPR over 12 Months
            ARM Prepayment Ramp                 4%-35% CPR over 30 Months


--------------------------------------------------------------------------------------------------------------------
Flat
Price             0% PPC       50% PPC      75% PPC      100% PPC     125% PPC     150% PPC    175% PPC    200% PPC
--------------------------------------------------------------------------------------------------------------------
     95-28        8.410        8.613        8.754        8.901        9.041        9.156       9.239       9.284
 WAL (yr)         26.62        11.72        8.39         6.45         5.25         4.53        4.11        3.89
 MDUR (yr)        10.41        6.87         5.54         4.60         3.95         3.54        3.29        3.17
 First Prin Pay   1/15/23      4/15/06      9/15/04      10/15/03     10/15/03     11/15/03    12/15/03    1/15/04
 Last Prin Pay    4/15/30      7/15/24      10/15/18     9/15/14      1/15/12      1/15/10     8/15/08     6/15/07
--------------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

             Delta Funding Home Equity Loan Trust, Series 2000-3
                                   CLASS B
                        Price-Yield Sensitivity Report

            Settlement                                    9/29/00
            Class Balance                              $6,500,000
            Coupon                                          7.91%
            Cut-off Date                                   9/1/00
            Next Payment Date                            10/15/00
            Accrued Interest Days                              28
            Call                                              Yes

            FRM Prepayment Ramp                 4%-20% CPR over 12 Months
            ARM Prepayment Ramp                 4%-35% CPR over 30 Months


--------------------------------------------------------------------------------------------------------------------------
Flat
Price            0% PPC       50% PPC       75% PPC       100% PPC     125% PPC      150% PPC      175% PPC      200% PPC
--------------------------------------------------------------------------------------------------------------------------
     87-11+      9.327        10.022        10.521        11.053       11.569        12.010        12.354        12.594
 WAL (yr)        26.53        10.93         7.76          5.95         4.84          4.16          3.74          3.50
 MDUR (yr)       9.75         6.42          5.15          4.25         3.63          3.24          2.98          2.83
 First Prin Pay  1/15/23      4/15/06       9/15/04       10/15/03     10/15/03      10/15/03      10/15/03      11/15/03
 Last Prin Pay   7/15/29      12/15/16      5/15/12       8/15/09      11/15/07      8/15/06       9/15/05       1/15/05
--------------------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                  Maturity and Last Principal Pay Dates may be
                 distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

            Delta Funding Home Equity Loan Trust, Series 2000-3
                                  CLASS B
                       Price-Yield Sensitivity Report

             Settlement                                 9/29/00
             Class Balance                           $6,500,000
             Coupon                                       7.91%
             Cut-off Date                                9/1/00
             Next Payment Date                         10/15/00
             Accrued Interest Days                           28
             Call                                            No

             FRM Prepayment Ramp               4%-20% CPR over 12 Months
             ARM Prepayment Ramp               4%-35% CPR over 30 Months


-------------------------------------------------------------------------------------------------------------------
Flat
Price            0% PPC       50% PPC      75% PPC     100% PPC    125% PPC     150% PPC     175% PPC     200% PPC
-------------------------------------------------------------------------------------------------------------------
     87-11+      9.327        10.005       10.487      11.000      11.499       11.923       12.258       12.499
 WAL (yr)        26.58        11.32        8.06        6.19        5.03         4.32         3.88         3.61
 MDUR (yr)       9.75         6.49         5.23        4.33        3.71         3.31         3.06         2.90
 First Prin Pay  1/15/23      4/15/06      9/15/04     10/15/03    10/15/03     10/15/03     10/15/03     11/15/03
 Last Prin Pay   2/15/30      9/15/21      1/15/16     8/15/12     4/15/10      8/15/08      5/15/07      6/15/06
-------------------------------------------------------------------------------------------------------------------

                  Full Price = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price.
                  Maturity and Last Principal Pay Dates may be
                 distorted by the use of collateral pool WAMs.

               These Computational Materials should be accompanied by a one page disclaimer which much be read in its entirety by the addressee of this communication.
                If such disclaimer is not attached hereto, please
            contact your Countrywide Securities sales representative.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DELTA FUNDING HOME EQUITY LOAN TRUST 2000-3
                           Scheduled Balance 09/01/00

PRODUCT:                                    2/28 & 3/27

(TOTAL CURRENT BALANCE:                   47,304,903.34

NUMBER OF LOANS:                                    601

                                 AVG/WAVG               MIN             MAX
AVG CURRENT BALANCE:          $ 78,710.32       $ 14,733.62    $ 365,000.00
WAVG GROSS COUPON:             11.56015 %          8.19000%      15.84000 %

WAVG GROSS MARGIN:               6.0967 %           3.1900%        9.2400 %
WAVG PERIOD RATE CAP:            1.0000 %           1.0000%        1.0000 %
WAVG MIN INT RATE:              11.4707 %           0.0000%       15.8400 %
WAVG MAX INT RATE:              18.5601 %          15.1900%       22.8400 %

WAVG NEXT RESET:                35 months        22 months             37 months

WAVG COMB LTV:                    76.21 %            13.64%         90.00 %

WAVG FICO SCORE:                      576              441            813

WAVG ORIGINAL TERM:         358.78 months       180 months            360 months
WAVG REMAINING TERM:        357.76 months       178 months            360 months
WAVG SEASONING:               1.02 months         0 months              7 months

TOP PREPAYMENT CONC($): 95.59 % Prepayment Penalty, 4.41 % No Prepayment Penalty

WAVG PREPAY TERM:               37 months         0 months             60 months

TOP STATE CONC ($):        24.11 % Ohio, 10.07 % New Jersey, 9.39 % Pennsylvania
MAX ZIP CODE CONC ($):      1.24 % 07047 (Woodcliff, NJ)

FIRST PAY DATE:                            Feb 28, 2000     Oct 01, 2000
NEXT RATE ADJ DATE:                        Jun 29, 2002     Sep 01, 2003
MATURE DATE:                               Jun 28, 2015     Sep 01, 2030
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       13
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)

CURRENT BALANCE ($):

  14,734 - 50,000                          175     6,630,049.36            14.02
  50,001 - 100,000                         292    20,346,963.91            43.01
 100,001 - 150,000                          92    11,249,806.63            23.78
 150,001 - 200,000                          24     4,195,264.66             8.87
 200,001 - 250,000                           8     1,799,601.00             3.80
 250,001 - 300,000                           6     1,689,430.68             3.57
 300,001 - 350,000                           2       667,447.36             1.41
 350,001 - 365,000                           2       726,339.74             1.54
TOTAL                                      601    47,304,903.34           100.00

GROSS COUPON (%):
 8.19000 - 8.50000                           3       261,283.29             0.55
 8.50001 - 9.00000                           7       474,807.98             1.00
 9.00001 - 9.50000                          11       773,032.25             1.63
 9.50001 - 10.00000                         35     3,444,222.75             7.28
10.00001 - 10.50000                         46     3,694,516.88             7.81
10.50001 - 11.00000                        105     9,064,773.89            19.16
11.00001 - 11.50000                         89     7,941,475.27            16.79
11.50001 - 12.00000                         89     7,358,415.70            15.56
12.00001 - 12.50000                         60     4,596,803.37             9.72
12.50001 - 13.00000                         58     4,060,411.94             8.58
13.00001 - 13.50000                         32     2,086,940.92             4.41
13.50001 - 14.00000                         24     1,198,615.71             2.53
14.00001 - 14.50000                         25     1,402,134.72             2.96
14.50001 - 15.00000                         13       773,577.91             1.64
15.00001 - 15.50000                          2        60,500.00             0.13
15.50001 - 15.84000                          2       113,390.76             0.24
TOTAL                                      601    47,304,903.34           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       14
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
GROSS MARGIN (%):
  3.190 - 3.500                              4       293,326.65             0.62
  3.501 - 4.000                              3       204,132.66             0.43
  4.001 - 4.500                             22     1,714,528.71             3.62
  4.501 - 5.000                             34     3,038,904.46             6.42
  5.001 - 5.500                             99     8,381,823.05            17.72
  5.501 - 6.000                            126    10,290,605.62            21.75
  6.001 - 6.500                            102     8,238,682.29            17.42
  6.501 - 7.000                             95     7,437,310.79            15.72
  7.001 - 7.500                             57     3,845,897.42             8.13
  7.501 - 8.000                             28     1,756,244.15             3.71
  8.001 - 8.500                             20     1,457,552.65             3.08
  8.501 - 9.000                              9       540,764.53             1.14
  9.001 - 9.240                              2       105,130.36             0.22
TOTAL                                      601    47,304,903.34           100.00

PERIOD RATE CAP (%):
  1.000                                    601    47,304,903.34           100.00
TOTAL                                      601    47,304,903.34           100.00

MIN INT RATE CAP (%):
          <= 0.00000                         2       369,585.24             0.78
   8.00001 - 8.50000                         3       261,283.29             0.55
   8.50001 - 9.00000                         7       474,807.98             1.00
   9.00001 - 9.50000                        11       773,032.25             1.63
   9.50001 - 10.00000                       35     3,444,222.75             7.28
  10.00001 - 10.50000                       46     3,694,516.88             7.81
  10.50001 - 11.00000                      105     9,064,773.89            19.16
  11.00001 - 11.50000                       88     7,648,821.63            16.17
  11.50001 - 12.00000                       88     7,281,484.10            15.39
  12.00001 - 12.50000                       60     4,596,803.37             9.72
  12.50001 - 13.00000                       58     4,060,411.94             8.58
  13.00001 - 13.50000                       32     2,086,940.92             4.41
  13.50001 - 14.00000                       24     1,198,615.71             2.53
  14.00001 - 14.50000                       25     1,402,134.72             2.96
  14.50001 - 15.00000                       13       773,577.91             1.64
  15.00001 - 15.50000                        2        60,500.00             0.13
  15.50001 - 15.84000                        2       113,390.76             0.24
TOTAL                                      601    47,304,903.34           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       15
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
MAX INT RATE CAP (%):
15.19000 - 15.50000                          3       261,283.29             0.55
15.50001 - 16.00000                          7       474,807.98             1.00
16.00001 - 16.50000                         11       773,032.25             1.63
16.50001 - 17.00000                         35     3,444,222.75             7.28
17.00001 - 17.50000                         46     3,694,516.88             7.81
17.50001 - 18.00000                        105     9,064,773.89            19.16
18.00001 - 18.50000                         89     7,941,475.27            16.79
18.50001 - 19.00000                         89     7,358,415.70            15.56
19.00001 - 19.50000                         60     4,596,803.37             9.72
19.50001 - 20.00000                         58     4,060,411.94             8.58
20.00001 - 20.50000                         32     2,086,940.92             4.41
20.50001 - 21.00000                         24     1,198,615.71             2.53
21.00001 - 21.50000                         25     1,402,134.72             2.96
21.50001 - 22.00000                         13       773,577.91             1.64
22.00001 - 22.50000                          2        60,500.00             0.13
22.50001 - 22.84000                          2       113,390.76             0.24
TOTAL                                      601    47,304,903.34           100.00

MONTH TO NEXT CHANGE DATE
June 2002                                    2       185,884.45             0.39
July 2002                                    2       161,160.86             0.34
August 2002                                  1        55,920.00             0.12
January 2003                                 1        72,464.25             0.15
February 2003                                2       112,180.67             0.24
March 2003                                   1       292,653.64             0.62
May 2003                                     5       552,834.47             1.17
June 2003                                  182    14,400,931.81            30.44
July 2003                                  190    14,694,978.18            31.06
August 2003                                213    16,679,445.01            35.26
September 2003                               2        96,450.00             0.20
TOTAL                                      601    47,304,903.34           100.00

ORIGINAL TERM (Months):
180 - 210                                    5       320,284.03             0.68
331 - 360                                  596    46,984,619.31            99.32
TOTAL                                      601    47,304,903.34           100.00

REMAINING TERM (Months):
178 - 180                                    5       320,284.03             0.68
301 - 360                                  596    46,984,619.31            99.32
TOTAL                                      601    47,304,903.34           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       16
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
SEASONING (Months):
  <= 0                                     216    16,831,815.01            35.58
 1 - 6                                     384    30,400,624.08            64.27
 7 - 7                                       1        72,464.25             0.15
TOTAL                                      601    47,304,903.34           100.00

COMB LTV (%):
  13.64 - 15.00                              1        14,865.18             0.03
  15.01 - 20.00                              1        39,000.00             0.08
  20.01 - 25.00                              1        20,000.00             0.04
  30.01 - 35.00                              2        74,547.15             0.16
  35.01 - 40.00                              5       162,046.75             0.34
  40.01 - 45.00                              8       450,802.89             0.95
  45.01 - 50.00                             16     1,006,049.47             2.13
  50.01 - 55.00                             13       778,786.27             1.65
  55.01 - 60.00                             36     1,894,862.26             4.01
  60.01 - 65.00                             41     3,428,345.02             7.25
  65.01 - 70.00                             69     4,428,014.73             9.36
  70.01 - 75.00                             96     7,325,049.22            15.48
  75.01 - 80.00                            164    13,441,491.14            28.41
  80.01 - 85.00                            103     9,922,775.18            20.98
  85.01 - 90.00                             45     4,318,268.08             9.13
TOTAL                                      601    47,304,903.34           100.00

FICO SCORE:
N/A                                         27     1,407,911.77             2.98
400 - 450                                    3       141,370.64             0.30
451 - 500                                   65     4,400,831.54             9.30
501 - 550                                  179    14,130,340.44            29.87
551 - 600                                  143    11,955,969.87            25.27
601 - 650                                  105     8,609,372.22            18.20
651 - 700                                   56     4,991,107.26            10.55
701 - 750                                   18     1,378,265.84             2.91
751 - 800                                    4       189,813.76             0.40
801 - 813                                    1        99,920.00             0.21
TOTAL                                      601    47,304,903.34           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       17
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
PREPAY TERM (Months):
  0                                         20     2,088,028.33             4.41
  12                                         2       160,957.67             0.34
  24                                         6       602,548.10             1.27
  36                                       551    42,967,592.19            90.83
  60                                        22     1,485,777.05             3.14
TOTAL                                      601    47,304,903.34           100.00

OCCUPANCY:
  Primary                                  530    42,189,416.20            89.19
  Non-owner                                 71     5,115,487.14            10.81
TOTAL                                      601    47,304,903.34           100.00

PROPERTY TYPE:
  Single Family                            513    39,940,335.91            84.43
  Two-Four Family                           57     5,409,635.57            11.44
  Condominium                               31     1,954,931.86             4.13
TOTAL                                      601    47,304,903.34           100.00

DOCUMENTATION TYPE:
  Full Documentation                       479    37,398,500.99            79.06
  No Income Verification                    52     5,109,318.87            10.80
  Limited Documentation                     50     3,523,124.38             7.45
  No Documentation                          20     1,273,959.10             2.69
TOTAL                                      601    47,304,903.34           100.00

GRADE:
A                                          331    29,174,091.55            61.67
B                                          104     7,648,740.46            16.17
C                                          104     7,401,321.01            15.65
D                                           62     3,080,750.32             6.51
TOTAL                                      601    47,304,903.34           100.00

AMORTIZATION:
Fully Amortizing                           601    47,304,903.34           100.00
TOTAL                                      601    47,304,903.34           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       18
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
STATE:
Arizona                                      1        52,639.11             0.11
California                                   1        70,344.28             0.15
Colorado                                    10       948,874.15             2.01
Connecticut                                 23     2,370,742.23             5.01
Delaware                                     5       230,872.60             0.49
District of Columbia                         2       259,664.54             0.55
Florida                                     40     3,509,971.73             7.42
Georgia                                     15     1,290,699.44             2.73
Illinois                                    23     2,088,722.18             4.42
Indiana                                      7       554,849.29             1.17
Kansas                                       1        56,000.00             0.12
Kentucky                                     8       402,346.41             0.85
Louisiana                                    4       358,796.88             0.76
Maine                                        1        26,600.00             0.06
Maryland                                    22     1,819,948.11             3.85
Massachusetts                               17     1,812,824.67             3.83
Michigan                                    53     3,251,554.96             6.87
Minnesota                                    4       322,011.04             0.68
Mississippi                                  5       313,568.63             0.66
Missouri                                    14       847,762.81             1.79
New Hampshire                                3       282,757.99             0.60
New Jersey                                  37     4,764,588.62            10.07
New York                                     3       740,908.08             1.57
North Carolina                              22     1,824,793.07             3.86
Ohio                                       173    11,405,297.79            24.11
Oklahoma                                     3       156,934.44             0.33
Oregon                                       1        69,987.23             0.15
Pennsylvania                                62     4,440,903.77             9.39
Rhode Island                                 6       362,528.31             0.77
South Carolina                               4       178,734.47             0.38
Tennessee                                   10       968,497.53             2.05
Virginia                                    13     1,109,164.58             2.34
West Virginia                                6       315,543.43             0.67
Wisconsin                                    2        95,470.97             0.20
TOTAL                                      601    47,304,903.34           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       19
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DELTA FUNDING HOME EQUITY LOAN TRUST 2000-3
                           Scheduled Balance 09/01/00

PRODUCT:                                 FIXED

TOTAL CURRENT BALANCE:           17,809,870.46

NUMBER OF LOANS:                         1,787

                                      AVG/WAVG               MIN               MAX
AVG CURRENT BALANCE:               $ 65,926.06        $ 4,990.84      $ 392,403.69

WAVG GROSS COUPON:                    11.75879 %         8.44000%         16.59000

WAVG COMB LTV:                           70.70 %            8.16%            91.26

WAVG FICO SCORE:                           602                432              798

WAVG ORIGINAL TERM:                     313.97 Months   60 months              360 months
WAVG REMAINING TERM:                    312.80 Months   56 months              360 months
WAVG SEASONING:                           1.17 Months    0 months               16 months

TOP PREPAYMENT CONC($):       74.60 % Prepayment Penalty, 25.40 % No Prepayment Penalty

WAVG PREPAY TERM:                           28 months    0 months               60 months

TOP STATE CONC ($):           35.81 % New York, 9.72 % Pennsylvania, 8.88 % Ohio
MAX ZIP CODE CONC ($):         0.89 % 11221 (Brooklyn, NY)

FIRST PAY DATE:                                      May 01, 1999   Oct 28, 2000
MATURE DATE:                                         Apr 24, 2005   Sep 01, 2030

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       20
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
CURRENT BALANCE ($):
    4,991 - 50,000                         923    29,328,012.19            24.89
   50,001 - 100,000                        526    36,311,719.83            30.82
  100,001 - 150,000                        196    23,953,260.83            20.33
  150,001 - 200,000                         93    16,132,085.74            13.69
  200,001 - 250,000                         31     6,852,275.29             5.82
  250,001 - 300,000                         13     3,539,273.59             3.00
  300,001 - 350,000                          3       933,232.98             0.79
  350,001 - 392,404                          2       760,010.01             0.65
TOTAL                                    1,787   117,809,870.46           100.00

GROSS COUPON (%):
  8.44000 - 8.50000                          1        78,309.78             0.07
  8.50001 - 9.00000                         44     3,551,959.16             3.01
  9.00001 - 9.50000                         43     3,353,065.31             2.85
  9.50001 - 10.00000                       120     8,505,727.73             7.22
 10.00001 - 10.50000                       119     8,181,034.76             6.94
 10.50001 - 11.00000                       214    16,208,133.38            13.76
 11.00001 - 11.50000                       184    12,201,652.90            10.36
 11.50001 - 12.00000                       272    18,087,862.81            15.35
 12.00001 - 12.50000                       215    12,697,145.53            10.78
 12.50001 - 13.00000                       219    14,759,153.10            12.53
 13.00001 - 13.50000                       126     7,187,087.48             6.10
 13.50001 - 14.00000                       104     5,812,707.40             4.93
 14.00001 - 14.50000                        57     3,273,388.53             2.78
 14.50001 - 15.00000                        49     2,957,216.35             2.51
 15.00001 - 15.50000                        16       766,813.33             0.65
 15.50001 - 16.00000                         3        88,632.91             0.08
 16.50001 - 16.59000                         1        99,980.00             0.08
TOTAL                                    1,787   117,809,870.46           100.00

ORIGINAL TERM (Months):
60 - 90                                     28     1,220,404.42             1.04
91 - 150                                    97     4,212,901.17             3.58
151 - 210                                  345    15,630,421.77            13.27
211 - 270                                  160     9,694,841.14             8.23
271 - 330                                   21     1,259,086.79             1.07
331 - 360                                1,136    85,792,215.17            72.82
TOTAL                                    1,787   117,809,870.46           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       21
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
REMAINING TERM (Months):
   56 -  60                                  9       294,259.77             0.25
  61  - 120                                107     4,665,680.26             3.96
 121  - 180                                350    15,872,083.13            13.47
 181  - 240                                160     9,506,113.13             8.07
 241  - 300                                 24     1,620,043.95             1.38
 301  - 360                              1,137    85,851,690.22            72.87
TOTAL                                    1,787   117,809,870.46           100.00

SEASONING (Months)
   <=  0                                   627    40,006,885.98            33.96
  1 -  6                                 1,151    77,179,938.99            65.51
  7 - 12                                     7       552,791.76             0.47
 13 - 16                                     2        70,253.73             0.06
TOTAL                                    1,787   117,809,870.46           100.00

COMB LTV (%):
  8.16 - 10.00                               1        19,953.37             0.02
 10.01 - 15.00                               5       140,579.24             0.12
 15.01 - 20.00                               9       221,360.32             0.19
 20.01 - 25.00                              14       609,306.58             0.52
 25.01 - 30.00                              17       701,524.48             0.60
 30.01 - 35.00                              21       824,302.57             0.70
 35.01 - 40.00                              25     1,342,684.10             1.14
 40.01 - 45.00                              47     2,307,749.88             1.96
 45.01 - 50.00                              91     4,645,278.70             3.94
 50.01 - 55.00                              86     4,319,914.01             3.67
 55.01 - 60.00                             142     8,044,415.00             6.83
 60.01 - 65.00                             154    10,057,819.05             8.54
 65.01 - 70.00                             279    20,660,260.31            17.54
 70.01 - 75.00                             270    20,346,989.27            17.27
 75.01 - 80.00                             363    23,847,117.38            20.24
 80.01 - 85.00                             183    12,514,330.82            10.62
 85.01 - 90.00                              79     7,076,271.41             6.01
 90.01 - 91.26                               1       130,013.97             0.11
TOTAL                                    1,787   117,809,870.46           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       22
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
FICO SCORE:
N/A                                         85     4,301,868.38             3.65
400 - 450                                    5       359,559.04             0.31
451 - 500                                  132     7,186,296.30             6.10
501 - 550                                  365    22,931,315.15            19.46
551 - 600                                  416    27,269,247.05            23.15
601 - 650                                  371    26,363,034.19            22.38
651 - 700                                  255    18,808,838.41            15.97
701 - 750                                  120     8,165,940.95             6.93
751 - 798                                   38     2,423,770.99             2.06
TOTAL                                    1,787   117,809,870.46           100.00

PREPAY TERM (Months):
 0                                         524    29,925,646.19            25.40
 12                                        418    37,535,446.50            31.86
 24                                        102     5,845,787.55             4.96
 36                                        543    33,414,918.40            28.36
 48                                          3       127,579.44             0.11
 60                                        197    10,960,492.38             9.30
TOTAL                                    1,787   117,809,870.46           100.00

OCCUPANCY:
 Primary                                 1,520    98,403,682.96            83.53
 Non-owner                                 267    19,406,187.50            16.47
TOTAL                                    1,787   117,809,870.46           100.00

PROPERTY TYPE:
 Single Family                           1,376    82,811,577.65            70.29
 Two-Four Family                           239    19,680,855.37            16.71
 Mixed Use                                  70     7,484,670.96             6.35
 Five-Eight Family                          47     4,904,093.98             4.16
 Condominium                                55     2,928,672.50             2.49
TOTAL                                    1,787   117,809,870.46           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       23
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
PROPERTY TYPE:
Full Documentation                       1,327    82,274,735.12            69.84
No Income Verification                     266    22,099,785.11            18.76
Limited Documentation                      146     9,475,290.58             8.04
No Documentation                            48     3,960,059.65             3.36
TOTAL                                    1,787   117,809,870.46           100.00
GRADE:
 A                                       1,039    76,827,945.48            65.21
 B                                         342    18,642,393.75            15.82
 C                                         277    16,340,241.80            13.87
 D                                         129     5,999,289.43             5.09
TOTAL                                    1,787   117,809,870.46           100.00
AMORTIZATION:
Fully Amortizing                         1,784   117,660,013.76            99.87
Balloon                                      3       149,856.70             0.13
TOTAL                                    1,787   117,809,870.46           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       24
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[LOGO]                                        Computational Materials for
                                     Delta Funding Home Equity Loan Trust 2000-3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        CURRENT
                                    # OF LOANS    PRINCIPAL BAL ($)       PCT($)
STATE:
Arizona                                      2        74,438.74             0.06
Arkansas                                     8       425,466.01             0.36
California                                   1        30,085.16             0.03
Colorado                                     2        85,437.66             0.07
Connecticut                                 38     3,071,468.09             2.61
Delaware                                     9       426,339.59             0.36
District of Columbia                         1       113,726.73             0.10
Florida                                    123     7,309,890.70             6.20
Georgia                                     39     2,111,718.75             1.79
Illinois                                    95     5,863,797.88             4.98
Indiana                                     41     1,887,088.22             1.60
Kansas                                       2        47,100.16             0.04
Kentucky                                    12       516,462.00             0.44
Louisiana                                   29     1,176,784.92             1.00
Maine                                        2        54,714.68             0.05
Maryland                                    40     1,829,588.40             1.55
Massachusetts                               41     2,970,192.24             2.52
Michigan                                    58     2,708,181.63             2.30
Minnesota                                    1        27,935.17             0.02
Mississippi                                 14       647,516.92             0.55
Missouri                                    28     1,328,428.88             1.13
New Hampshire                                7       474,405.78             0.40
New Jersey                                 104    10,083,859.75             8.56
New Mexico                                   2        47,915.26             0.04
New York                                   462    42,193,160.53            35.81
North Carolina                              60     3,436,595.07             2.92
Ohio                                       183    10,462,908.90             8.88
Oklahoma                                     6       237,345.32             0.20
Oregon                                       2        62,278.44             0.05
Pennsylvania                               256    11,447,583.64             9.72
Rhode Island                                17     1,344,849.77             1.14
South Carolina                              12       562,685.26             0.48
Tennessee                                   38     2,086,895.47             1.77
Texas                                       12       583,933.07             0.50
Virginia                                    25     1,449,832.92             1.23
Washington                                   1        54,400.00             0.05
West Virginia                               13       481,858.75             0.41
Wisconsin                                    1        93,000.00             0.08
TOTAL                                    1,787   117,809,870.46           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       25
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES. NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.